Exhibit 10.21

Certain personally identifiable information contained in this document, marked by brackets as [***], has been omitted from this exhibit pursuant to Item 601(a)(6) under Regulation

S-K.

Amendment to Employment Agreement

Between	and

MoonLake Immunotherapeutics AG	Arnout Ploos van Amstel
Untermüli 7 / Postfach 7444	[***]
6302 Zug, Switzerland
(“Employer”)	(“Employee”)

(together hereinafter referred to as the “Parties”)

The employee hereby agrees and accepts the following terms with regards to the Swiss employee benefit schemes put in place by the employer. The herewith stated terms shall clarify or, if specified, substitute the previously agreed terms of the Employment Agreement that was signed by the Parties on April 30, 2021.

Clarification	to Section 6 – Pension fund:

-	The Employer enrols the Employee as per the starting date of the employment into the “AXA - Basis Management” pension plan (pension scheme provided as Annex 1).

Clarification	to Section 10 – Salary payment in the event of illness or accident:

-	The Employer has taken out daily sickness benefits insurance with the following terms:

○	Insured salary up to maximum of 300’000 CHF

○	Daily sick leave allowance in the amount of 80% of the max. insured salary after a 30 days waiting period for a maximum of 730 days

○	Premium to be borne by employer/employee at 50%/50% split

-	The Employer has taken out occupational and non-occupational accident insurance with the following terms:

○	Insured salary up to maximum of 400’000 CHF per person

○	Daily accident allowance in the amount of 80% of the max. insured salary after a 2 days waiting period

○	Premium for occupational accident insurance to be solely borne by employer, premium for non-occupational accidents insurance to be solely borne by employee

-	The above stated terms shall substitute the terms laid out in Section 10 of the employment agreement.

The Employer may unilaterally amend or supplement the company benefits scheme at any time but will inform the employee accordingly.

Basel, 21-9-21	/s/ Arnout Ploos van Amstel

Place and date	Arnout Ploos van Amstel